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                      METROPOLITAN LIFE INSURANCE COMPANY
                     METROPOLITAN LIFE SEPARATE ACCOUNT E

                       SUPPLEMENT DATED JUNE 16, 2017 TO
               THE PROSPECTUS DATED MAY 1, 2017 (AS SUPPLEMENTED)

This supplement describes changes to the Guaranteed Minimum Income Benefit Max V ("GMIB Max V") and Guaranteed Lifetime Withdrawal Benefit ("GLWB" or "FlexChoice") optional benefits that will be effective for the Preference Premier(R) (offered on and after October 7, 2011) variable annuity contracts issued by Metropolitan Life Insurance Company ("we," "us," or "our"). This supplement should be read in its entirety and kept together with your prospectus for future reference. If You would like another copy of the prospectus, write to us at P.O. Box 10342, Des Moines, IA 50306-0342 (Attention: Fulfillment Unit - Preference Premier) or call us at (800) 638-7732 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus. Certain optional benefits described in this supplement may not have been offered for your Contract or may not have been available at the time your Contract was issued.

I.    GMIB MAX V - RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS

If You elected the GMIB Max V optional benefit, we will not accept subsequent purchase payments from You after the close of the New York Stock Exchange on July 21, 2017. However, we will accept a subsequent purchase payment received after July 21, 2017, if the purchase payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Internal Revenue Code and the paperwork was received by our Administrative Office in Good Order before the close of the New York Stock Exchange on July 21, 2017.

Please see "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max, the EDB Max and the GWB v1 - Potential Restrictions on Subsequent Purchase Payments" on page 40 of the prospectus for circumstances that permit us to impose these restrictions.

We will permit You to make a subsequent purchase payment when either of the following conditions apply to your Contract: (a) your Account Value is below the minimum described in the "When We Can Cancel Your Contract" section of the prospectus; or (b) the optional benefit charge is greater than your Account Value.

If the GMIB Max V optional benefit terminates (see "Living Benefits - Operation of the GMIB - Terminating the GMIB Optional Benefit"), the restrictions on subsequent purchase payments described above will no longer apply.

                                                                  SUPP-MPP2-0617

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II.    GUARANTEED LIFETIME WITHDRAWAL BENEFIT - RESTRICTIONS ON SUBSEQUENT
       PURCHASE PAYMENTS

If You elected the Guaranteed Lifetime Withdrawal Benefit ("GLWB" or "FlexChoice") optional benefit, we will not accept subsequent purchase payments from You after the close of the New York Stock Exchange on July 21, 2017. However, we will accept a subsequent purchase payment received after July 21, 2017, if the purchase payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Internal Revenue Code and the paperwork was received by our Administrative Office in Good Order before the close of the New York Stock Exchange on July 21, 2017.

Please see "Investment Allocation and Other Purchase Payment Restrictions for the GLWB - Potential Restrictions on Subsequent Purchase Payments" on page 49 of the prospectus for circumstances that permit us to impose these restrictions.

We will permit You to make a subsequent purchase payment when either of the following conditions apply to your Contract: (a) your Account Value is below the minimum described in the "When We Can Cancel Your Contract" section of the prospectus; or (b) the optional benefit charge is greater than your Account Value.

If the GLWB optional benefit terminates (see "Living Benefits - Operation of the GLWB - Termination of the GLWB Optional Benefit"), the restrictions on subsequent purchase payments described above will no longer apply.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

MetLife
P.O. Box 10342
Des Moines, IA 50306-0342
Telephone: (800) 638-7732

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